EXHIBIT 99.1

 Government  Utilities  Oil AND Gas  Rail  Chemical  Distribution     2017 Company Overview

 Safe Harbor Statement  This presentation, as well as other written or oral statements made from time to time, includes “forward-looking statements,” within the meaning of the U.S. Securities Act of 1933, as amended and the U.S. Securities Exchange Act of 1934, as amended, or the “Exchange Act.” Forward-looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations. Forward-looking statements reflect our current views with respect to future events. The words “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “project,” “estimate” and similar expressions identify forward-looking statements. These forward-looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward-looking statements. All forward-looking statements involve risks, assumptions and uncertainties. You should not rely upon forward-looking statements as predictors of future events. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results. These risks, assumptions and uncertainties are not all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other known as well as unknown or unpredictable factors also could harm our results. All of the forward-looking statements we have included in this presentation are based on information available to us on the date of this presentation. We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.Any reference to financial projections in this presentation, if any, are for illustrative purposes only and are based upon certain hypothetical assumptions, which we believe are reasonable as of the date of this Presentation. The selection of assumptions requires the exercise of judgment and is subject to uncertainty due to the effect that economic or other changes may have on future events. The assumptions used for the projections in this Presentation, if any, are those we believe to be most significant to the projections.

   About Us      Our Headquarters in Jacksonville, FL  Headquartered in Jacksonville, FL | Staff of 36 Global provider of intelligent technologiesWe design, develop, implement and support advanced intelligent technologies for rail, utilities, oil and gas, chemical industries, commercial and retail distribution, and government sectors Intelligent Sensor and Data Analytics Enterprise Information Management (EIM) Engineered Solutions9 patents granted and 2 patents pending Built upon two core technology platforms distributed as licensed software suites, and natively embedded within engineered turnkey systems: centraco® - intelligent customer facing user interface (front end) praesidium® - intelligent analytics process (back-end)  3

Our Experienced, Multi-Industry Team



Gianni Arcaini

Chairman, President, CEO

Mr. Arcaini's thirty five year executive career began in Europe, leading a range of companies, spanning multiple industries. After immigrating to the United States, Mr. Arcaini, together with a group of investors, formed Environmental Capital Holdings, Inc. (ECH), a company focusing on the transfer of technologies from Europe to the U.S. ECH later acquired Duos Engineering B.V. which was later rebranded as Duos Technologies (USA), Inc., the predecessor company of Duos. In 2002, Duos Technologies (USA) spun off from ECH and under the leadership of Mr. Arcaini expanded into a broad-based technology company with a special focus on developing technologies for the homeland security industry. Mr. Arcaini is the inventor and co-inventor of all current technologies offered by Duos and is signatory to 14 granted patents or patents pending. He graduated from the State Business School in Frankfurt, Germany and is fluent in five languages.



Adrian Goldfarb

EVP, Chief Financial Officer, Director

Mr. Goldfarb is a thirty-five-year industry veteran including more than 20 years in information technology beginning at IBM. For most of the last twenty years, Mr. Goldfarb has specialized in new venture and early stage organizations where he has assumed roles of increasing responsibility and leadership including CFO, President, and Board member. He holds a Bachelors of Arts in Business Administration with a concentration in Finance.



Connie Weeks

EVP, Chief Accounting Officer

Ms. Weeks has over twenty-five years of accounting experience and is responsible for all aspects of financial reporting, internal controls, and cash management. She has been a key member of the Duos team for over twenty years.



David Ponevac

SVP, Chief Technology Officer | Operating Subsidiary

Mr. Ponevac has over fourteen years of software engineering experience concentrating on web and mobile environments; considerable expertise in Objective-C, Java, C#, PHP and many other scripting languages. Previously, David was CTO of Luceon and worked with a range of domestic and international public and private sector clients. He holds a Bachelors of Science in Electrical Engineering and a Masters in Computer Science.



Wm. Scott Carns

VP, Operations | Operating Subsidiary

Mr. Carns is responsible for all aspects of Operations and Engineering within the Intelligent Technologies Division. He has extensive experience in the information technology industry with an emphasis on intelligent video analytics and centralized command and control applications. Prior to joining Duos, Mr. Carns worked as the Information Technologies Coordinator for Environmental Capital Holdings, Inc. and was President of Software Solutions Group, Inc. He also served in the US Army and attended Kansas State University.

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Our Proprietary Technologies are Disruptive

Open-Architecture - Easily Integrates Third-Party Systems

9 PATENTS GRANTED AND 2 PATENTS PENDING

centraco®

MODULAR INTELLIGENT ENTERPRISE INFORMATION MANAGEMENT

Modular Common Operating Framework

Multi-Layered Intelligent Unified User Interface

Unlimited Integration of Controls and Sensors

Integrated Proprietary Automated Alarm Management

Automated Systems and Device Diagnostics

LDAP and Active Directory*

Natively Embedded Duos Technologies

Agnostic to 3rd - Party Hardware and Applications

* Lightweight Directory Active Protocol (automatic authentication)
Also known as Active Directory (Microsoft)

praesidium®

MODULAR INTELLIGENT ANALYTICS PLATFORM

Intelligent Rail Inspection Portal

Virtual Security Shield

Smart Area Security

Smart Tunnel Security

Smart Bridge Security and Controls

Pantograph Inspection

Industrial and Commercial Facilities Security

Transit Platform Security**

Smart Distribution Center Inspection Portal**

** Under Development

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 Our Target Markets and Select Customers                  Government  Utilities  Oil and Gas  Rail  Chemical  Distribution   6

     The Total North American Markets We Serve Exceed $100BThe Total Addressable Market is Global

We Serve the $60B North American Rail Market and Its Developing Trends

"Major freight railroads plan to spend an estimated $29B to build, maintain and grow the rail network."

Source: aar.org 2015 Outlook

Source: Association of American Railroads "Total Annual Spending 2013 Data"

"Big Data will continue to help railroads make intelligent decisions about the rail network and maintain a system of cargo delivery second to none."

Source: AAR State of the Industry 2016 Full Report



2014 vs. 2013 Freight Demand Growth
Increase in Number of Rail Car Loads
Metallic Ore
21,359
Primary Heavy Products
21,535
Motor Vehicle Parts
28,042
Coal
55,554
Petroleum & Petrol
90,175
Crushed Stone, Sand
122,567
Grain & Other Farm Prouducts
128,916
Intermodel
665,630
Rail Car Loads



Rail Investment Leads to Fewer Accidents
Train Accidents Per Million Down 43% Since 2000
160
140
120
100
80
60
40
20
0
06
07
08
09
10
11
12
13
14
15
RR Spending
Train Accident Rate

Source: Association of American Railroads



RAIL MARKET DATA
$
60B
Freight Rail Network
1.56M
Freight Cars
26,500
Locomotives
140,000
Miles of Class 1 Track
500+
Freight Rail Yards
21
Regional Railroads
510
Local Railroads
Source: US Federal Railroad Administration

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 The $53B Enterprise Information (EI) Market   EIM optimizes use of information within organizations for decision-making processes and operations that require the availability of knowledge.  "The global enterprise information management market is expected to grow at a CAGR of 19.51% through 2020.“Source: Research and Markets "Global Enterprise Information Management Market 2016-2020  9  The $2B Video Analytics Market  "Analysts forecast the global video analytics market to grow at a CAGR of 33.2% over the period 2014-2019."Source: Technavio, 2015  2012-2016 EIM Growth Driven by Big Data(in Billions of dollars)  We Also Target Two Additional Large Markets  Rising security and safety issues drive video analytics market growth

       Our Technologies, Products and Applications  rip®  vue®

rip® Rail Inspection Portal for Security Inspections (first generation)

AT BORDER CROSSINGS

- Freight trains entering the US from Mexico pass our Rail Inspection Portal at low speeds
- Rail cars are inspected remotely by US Customs and Border Protection (“CBP”)

FOR SECURITY INSPECTIONS

- Detection of illegal riders
- Under carriage inspection

SYSTEM SUMMARY

- **PRICE RANGE - $750K-$1.2 M**
- Live imagery is simultaneously viewed by CBP officers in the field and by The National Rail Targeting Unit (“NRTU”) in the US and in Mexico
- Each rail car is inspected by stakeholders virtually at the portal using proprietary local database
- All images are stored on local database and simultaneously uploaded to duostech’s cloud
- Databases are continuously synchronized
- Open doors, missing hatches tagged via Automatic Equipment Identification(AEI) tag correlation
- Changes and suspicious detections are flagged and tagged on **centraco**® ‘s CBP user interface
- Comprehensive reporting via e-Mail and live displays
- Individual car tracking throughout rail system


STATUS
COMPLETED

BORDER CROSSINGS
SECURITY INSPECTIONS


Calexico, CA
Nogales
El Paso
Eagle Pass, TX
Saltillo

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rip® Rail Inspection Portal Technology
(first generation)



Our Linear Panorama View

Stitches and synchronizes 360° vertical view images (top bottom and sides) of each rail car passing through the inspection portal at speeds of up to 70 MPH. The panoramic view allows inspectors to detect;

1. Open Doors
Identifies open doors. Identifies location within train. Automatically sends alarm to operators.

2. Open and Missing Hatches
Identifies missing top hatches. Identifies location within train. Automatically sends alarm to operators.

3. Illegal Riders
Detects hiding individuals. Identifies location within train. Automatically transmits alarms to operators.


Open Door Detection


Open or Missing Hatch Detection


Illegal Rider Detection

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rip® Addresses Current Inefficiencies in Mechanical Rail Car Inspections

(second generation)

Current Practices Are Inefficient

1. Car inspectors **conduct visual, physical inspection** of mechanical components on both sides of each car of a train
2. Inspection **efficiency and effectiveness vary** depending on factors such as weather and the availability, motivation and capability of inspectors
3. Time consuming process – **dwell time 2-3 hrs. per train while train is immobilized in an inspection yard**

Mechanical inspection of all rail cars and locomotives is <u>mandatory as they leave the yard.</u>

Source: Federal Railroad Administration (FRA) Regulation




MECHANICAL FIELD INSPECTIONS ARE:
✓ Costly
✓ Inconsistent
✓ Long Dwell Time


The Number of Required Daily Inspections is Enormous
1.56M
Freight Cars
26,500
Locomotives
500+
Freight Rail Yards
Source: US Federal Railroad Administration

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rip® Automated Rail Car Mechanical Inspection (second generation)

The Industry's Goals Are in Our Sights

1. Remote, four-sided (360°), **automated** mechanical inspection while traveling at speeds of up to 70 MPH
2. Reduction of field labor
3. Substantial reduction of dwell time per train, targeting 30 minutes – a reduction by 60%-80%
4. Increased safety, accuracy and efficiencies
5. Increase in average system velocity
6. Substantial savings and positive impact on rail operator's bottom line

Our Three-Phase Plan and Status

PHASE 1 ✓

- Developed ultra high definition, high speed Inspection Portal for remote visual **mechanical** inspection

PHASE 2

- Customer is training car inspectors to review cars from a central location using the duostech Rail Inspection Portal
- Develop new work flow for system-wide implementation
- Definition of algorithms to be developed

PHASE 3

- Develop and implement algorithmic applications for automated inspections rip™
COMPLETED
PRICE RANGE
$750K - $1.25M
IN PROGRESS
Collaborative Effort
Completion
expected by Q4 FY'17
IN PROGRESS
Completion
expected by
Q4 FY'18

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 Ultra high-definition lower truck Image   rip® Examples of Automated Detection at Speeds Up to 70 mph (second generation)  Automated detection of out-of-compliance air hoses  Automated measurement and detection of out-of-compliance truck geometry        36,000th inch per pixel

rip® Examples of 360° Remote Detections at Speeds Up to 70 mph (second generation)

vue® Proprietary Vehicle Undercarriage Examiner



vue® system relays undercarriage images to a remote inspector



The **vue®** system completes the 360-degree view of the entire rail car

The system resolves the difficult process of inspecting railcar undercarriages with **high resolution images** **of the entire undercarriage**



Automated Detection of Missing Bolts

Detects missing bolts on select car types Identifies location within train consist Automatically sends alarm to operators



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rip® Examples of 360° Remote Detections at Speeds Up to 70 mph (second generation)

These detections are the result of a combined automated (algorithmic) process and the manual verification by our remote inspection team.

The manual process will be reduced and eventually significantly reduced as more algorithms are developed.


Body


Bogey Separated from Bearing Adapter


Illegal Riders


Damaged AEI Tag


Damaged Ladder


Oil Leak


Misaligned Bolster Spring


Open Hopper Bottom Hatch


Shaved Axel From Break Rod


Spring Out of Seated Position


Open Cargo Door


Open Hatch

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     Our Technologies' Future in Intelligent Information Management and Intelligent Analytics   NEURAL NETWORKING

rip® Algorithms for Automated Detection Reduce Inspection Times

Completed

- ✓ Automated identification of structural components (AISC)
- ✓ FOD - Foreign Object Detection (image comparison size of difference filters)
- ✓ Optical Character Recognition (OCR) of railcar number
- ✓ Missing bolt detection - carrier and safety plates (on select cars and types)
- ✓ Cross bearer inspection
- ✓ Open door detection
- ✓ Open/missing hatch detection
- ✓ End of Train (EOT) device not in correct location
- ✓ Car type identification (silhouette)
- ✓ Truck bolster inspection
- ✓ Placard identification
- ✓ Air brake hose height (below 5” or above 9”)

Approximately 50 additional algorithms currently under development, to achieve full automation of the inspection process duostech
Remote Rail Inspection Portal
Ultra HD images are captured and analyzed on site
Data is Delivered Locally and/or Via the Cloud
Images and Data are Reviewed Remotely

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Rail Technologies Under Development

THE FUTURE OF RAIL TECHNOLOGIES uses algorithms to build analytical models, helping computers "learn" from data through deep learning and neural network modeling. Images collected from the Rail Inspection Portal are applied to custom requirements for automated mechanical, FRA safety and security criteria.

PRODUCT

Automated track intrusion detection for transit passenger rail platforms for transit

Intelligent grade crossing security

High speed thermal vehicle undercarriage examiner

Automation of pantograph inspection

Automated detections through neural network algorithms and modeling

- Neural networks are computer programs assembled from millions of artificial brain cells that learn and behave in a similar way to human brains
- The system processes information by their response to external inputs, much like the way the human brain works
- It sees an object and then interprets that object. Over time it learns from what it sees



142.104-9
KANE

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Additional Proprietary Applications

Intelligent Enterprise Information Management System(EIM)

- Intelligent multi-layered Enterprise Information Management system
- Command and control platform with unified user interface
- All Duos proprietary technologies embedded natively
- Seamless integration of unlimited number of third-party applications and controls
- Integrated alarm management
- Automated system check
- Lightweight Directory Access Protocol (LDAP) and Active Directory
- Customer driven concept of operation (CONOPS)


Access Control
Emergency Notification
Incident Management
Fire Alarm
Video Cameras
Building Controls
Engineered Systems
CBRNE
3rd-Party Sensors

EIM FRAMEWORK FUNCTIONS INCLU

- Data Governance
- Data Stewardship
- Information Architecture
- Metadata
- Information Quality
- Reference & Master Data
- Data Warehouse / Business Intelligence
- Information Security Structured Data
- Unstructured Data

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Additional centraco® Applications

THE COMBINATION OF NEURAL NETWORK MODELLING WITH CENTRACO® enterprise information management capabilities will enable processing complex analytics and pattern recognition processes









PRODUCT

Correctional Facility Automation - Over 1,800 state and federal correctional facilities

- Final stage of completing prototype converting legacy technologies to centraco® smart automation
- Planning to build dedicated business and technical implementation unit

Retail Distribution Center Automation

- Final stage of completing distribution center system prototype for Kohl's - completion scheduled for Q4, '17
- Planning to build dedicated business and technical implementation unit for retail sector

Oil Theft Prevention Technology (under development)

- System to remotely monitor oil and waste water batteries
- Automatically detect intrusions, log and document each event with real time intelligent video
- Instantaneously alert stakeholders

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